March 2023

ProAssurance Overview

ProAssurance Investor Briefing | March 2023 3 Mission, Vision, & Values The ProAssurance Mission We Protect Others. Corporate Values Integrity | Leadership | Relationships | Enthusiasm Our Brand Promise We will honor these values in the execution of treated fairly to perform our mission and realize our vision.

ProAssurance Investor Briefing | March 2023 4 At a Glance All employee and financial data as of 12/31/22. Business Unit Principal Offices Employees Lines of Business HCPL 8 605 Healthcare professional liability Medmarc 1 34 Medical technology liability Small Business Unit 1 98 Podiatrists, chiropractors, dentists, and lawyers Eastern 7 251 Workers’ Compensation & captive facilities (all lines) PRA Corporate 1 95 Corporate functions • Healthcare-centric specialty insurance writer ◦ Specialty Property & Casualty ▪ Healthcare Professional Liability (HCPL) ▪ Life Sciences and Medical Technology Liability ▪ Small Business Unit ◦ Workers' Compensation Insurance ◦ Segregated Portfolio Cell (SPC) Reinsurance ◦ Lloyd's of London Syndicates • Total Assets: $5.7 billion • Shareholders' Equity: $1.1 billion • Claims-Paying Ratings ◦ A.M. Best: “A” (Excellent) ◦ Fitch: “A-” (Strong) • 18 locations, with operations in three countries ◦ 1,083 employees • Writing in 50 states & DC Corporate Headquarters Claims Offices Claims/Underwriting Offices Underwriting Offices Cayman Islands Lloyds

ProAssurance Executive Leadership

ProAssurance.
Treated Fairly



Ned Rand - *President & Chief Executive Officer*

Mr. Rand became President and CEO in 2019, after serving as COO, CFO, Executive VP, and Senior VP of Finance at ProAssurance since joining the company in 2004. Prior to joining ProAssurance, he served in a number of financial roles for insurance companies.

Mr. Rand is a CPA and graduate of Davidson College (B.A., Economics)



Mike Boguski*
President
Specialty P&C



Noreen Dishart
Executive Vice President
&
Chief Human Resources Officer



Dana Hendricks
Executive Vice President
&
Chief Financial Officer



Jeff Lisenby
Executive Vice President
&
General Counsel



Kevin Shook
President
Workers' Compensation &
Segregated Portfolio Cell
Reinsurance

*On February 27, 2023, we announced that Mike Boguski will be retiring on 6/30/2023

Executive Team bios available on our website at Investor.ProAssurance.com/OD

ProAssurance Investor Briefing | March 2023

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ProAssurance Investor Briefing | March 2023 6 ProAssurance Board of Directors Director bios available on our website at Investor.ProAssurance.com/OD Maye Head Frei C M. James Gorrie N/C Ziad R. Haydar, MD C Edward L. Rand, Jr E Frank A. Spinosa, DPM N/C Katisha T. Vance, MD N/C A - Audit Committee C - Compensation Committee E - Executive Committee N/C - Nominating/Corporate Governance Committee Underlined - Chair Scott C. Syphax C Samuel A. Di Piazza, Jr A, E Fabiola Cobarrubias, MD A Kedrick D. Adkins, Jr A Thomas A.S. Wilson, Jr, MD N/C Bruce D. Angiolillo Independent Chair E

ProAssurance Investor Briefing | March 2023 7 ProAssurance Brand Profile Specialty P&C Healthcare Professional Liability Workers’ Comp Alternative Risk Transfer Medical Technology & Life Sciences Products Liability Legal Professional Liability

ProAssurance Investor Briefing | March 2023 8 ProAssurance Specialty Property & Casualty • Healthcare Professional Liability (HCPL) insures healthcare providers and facilities, including E&S coverages • The Small Business Unit insures podiatrists, chiropractors, dentists, and lawyers • Medmarc insures medical technology and life sciences companies that manufacture or distribute products Eastern Alliance Workers’ Compensation • Specialty underwriter of workers’ compensation products and services • Focused in the East, South, and Midwest regions of the United States • Guaranteed cost, policyholder dividend, retro-rated, deductible, and alternative solutions policies available Inova Re/Eastern Re SPC Reinsurance • Segregated Portfolio Company structure • Workers’ compensation and healthcare professional liability coverage in a Cayman-based captive • Industries include healthcare, forestry, staffing, construction, petroleum, marine and recreation, and social services Lloyd’s Syndicates • The results from our participation in Lloyd's of London Syndicates. Participation has been reduced to 5% of one syndicate (1729) in the past two years. ProAssurance Corporate • Reports our investment results, interest expense, and U.S. income taxes • Includes corporate expenses and includes non-premium revenues generated outside of our insurance entities • Company-wide administrative departments reside in ProAssurance Corporate ProAssurance Reports Financial Results in Five Segments

Specialty Property & Casualty

- Deep **expertise** and broad product spectrum in healthcare and related sciences
- Consolidation in HCPL → demand for **comprehensive insurance solutions**
- Innovative Specialty Team (Small Business Unit) → deliver products and services efficiently to the **small business healthcare community** and related businesses



ProAssurance Specialty Property & Casualty
Healthcare Professional Liability Insurance
Standard Physicians
$205M
$240M
Total $446M
Specialty Healthcare
$156M
$43M
Total $199M
Innovative Specialty Team
$103M
Life Sciences
$41M
Tail Coverages & Other
$29M
$19M
Total $48M
Gross Premiums Written
Last 12-Months
$837M
Legacy ProAssurance
NORCAL Group
Each block represents
$5 million of premium, rounded up

ProAssurance Investor Briefing | March 2023
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ProAssurance Investor Briefing | March 2023 10 Disciplined individual account underwriting with focus on rate adequacy in rural territories • Guaranteed Cost Policies • Loss-Sensitive Dividend Plans • Deductible Plans • Retrospective Rating Plans • ParallelPay–“Pay as you Go” • Specialty Risk (high hazard) • Claims Administration and Risk Management Workers’ Compensation Insurance • Wide diversification – over 600 class codes and 32 market segments, primarily in rural territories • Opportunity for organic growth outside of Pennsylvania and Indiana • Proactive claim-closing strategies key to being recognized as a short-tail writer of workers’ compensation o Between 2011 and 2020, averaged approximately 38% faster claims closure rate than industry o No claims open from 2004 and earlier, net of reinsurance, and 27 net claims open from 2014 and prior o Pharmacy spend as a percent of medical payments of 3.6% compared to the industry average of 14% • Value-added risk management services and claims/underwriting expertise cement brand loyalty Clubs Banks Restaurants Outside Sales Retirement & Life Care Community Hospitals Auto Dealers Physicians & Dentists Colleges & Schools Clerical & Office 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% *Excludes alternative markets business ceded to the Segregated Portfolio Cell Reinsurance segment Dedicated to effective claims management and returning injured workers to wellness Healthcare Related Non-Healthcare Top 10 Classes of Business by Payroll Exposure (Traditional Business*) as of 12/31/2022

Segregated Portfolio Cell Reinsurance

- HCPL and workers' compensation **captive insurance solutions** through Inova Re (Cayman Islands)
- SPCs are a **high ROE product** with favorable retention results
- Low capital requirement



ProAssurance
Fronting Arrangement
Inova Re
Agency Group or Association establishes a cell
Individually capitalized cells (companies) exist within the Inova Re structure. Assets of each are segregated from others.
ProAssurance/Eastern participates in select cells
Services
Underwriting
Claims Administration
Risk Management
Reinsurance
Audit
Asset Management
Fee Income to PRA
Services + Cell Rental Fees + Participation in profits/losses of selected cells

As of 12/31/2022

- Gross premiums written YTD: $79M
  - Workers' Compensation Insurance: $68M
  - Healthcare Professional Liability: $11M
- 25 active cells

- Strategic partnerships with select independent agencies looking to manage controllable expenses
- Alternative market solutions are in high demand
- Value-added risk management services and claims/underwriting expertise

ProAssurance Investor Briefing | March 2023 11

Financial Ratings & Balance Sheet Highlights

ProAssurance. Treated Fairly

- ProAssurance is recognized for our **financial strength** by top rating agencies
- We maintain a balance sheet that ensures **stability and security** for our customers
- Our **conservative reserving philosophy** enables success over the insurance cycles

Rating Agency	Financial Strength Rating	Date
AM Best	"A"[1]	4/26/2022
Fitch	"A-"[2]	10/20/2022
Moody's	"A3"	7/22/2022

Balance Sheet Highlights 12/31/2022	
Total Assets	$5,699,999
Total Investments	$4,387,683
Net Loss Reserves	$3,471,147
Total Debt (less Issuance Costs)	$426,983
Shareholders' Equity	$1,104,018
Book Value per Share	$20.46

$ in thousands, except per share data

1 ProAssurance Group only – AM Best assigns a rating of "A-" (excellent) to NORCAL Group
2 Excludes NORCAL Group, which has not yet been rated by Fitch
All financial rating information is available on our website: https://investor.proassurance.com/financial-information/financial-ratings/default.aspx

ProAssurance Investor Briefing | March 2023 12

ProAssurance Investor Briefing | March 2023 13 • $428M total debt principal ($427M less issuance costs) at 12/31/2022 o $178M of Contribution Certificates from NORCAL acquisition o $250M 5.3% 10-year notes due 11/15/2023 • $250M revolving credit facility, $50 million "accordion" option, no outstanding borrowing ProAssurance Leverage Update Targeted Premium to Equity ratio is 0.75:1 Financial Leverage – Debt to Capital Operating Leverage – Premiums to Equity 21% 16% 16% 16% 24% 24% $- $0.5 $1.0 $1.5 $2.0 2017 2018 2019 2020 2021 2022 $ in billions Debt Capital Debt to Capital 0.55 0.54 0.56 0.55 0.62 0.92 $- $0.4 $0.8 $1.2 $1.6 2017 2018 2019 2020 2021 2022 $ in billions Net Premiums Written Equity Premiums to Equity

Success in Competitive Markets

ProAssurance Investor Briefing | March 2023 15 A Foundation in Excellence “From our earliest days, we have operated with a strategy both responsive to near-term challenges and proactive to long-term opportunity.” -Ned Rand President & CEO Superior brand identity and reputation in the market Specialization • Deep expertise and commitment to our customers throughout the insurance cycles enable us to outperform our peers over time Experienced & Collaborative Leadership • Average executive leadership tenure of 20 years with PRA or subsidiaries History of Successful M&A • Selective M&A with best-in-class partners, and nearly 20 transactions in our 46 year history Scope & Scale • Regional hubs combined with local knowledge of market dynamics and regulatory environments

2022 Accomplishments

PROASSURANCE. Treated Fairly

Executing our Strategy

Enterprise-Wide

- Safely and successfully re-opened offices after 2 years of primarily remote work
- AM Best and Fitch ratings moved to Stable outlook in 2022

Specialty Property & Casualty

- Achieved renewal rate increases of 10% for Specialty Healthcare and 7% for Standard Physicians
- Further integrated NORCAL business into legacy operations
- Improved retention in the Specialty P&C segment

Workers' Compensation Insurance

- Reduced combined ratio by 1.6 points for the year
- Closed 62% of 2021 and prior claims during 2022

Corporate Segment

- Increased investment income by over $25 million for the year
- Streamlined corporate structure by eliminating or merging 5 entities throughout the year

ProAssurance Investor Briefing | March 2023

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Appendix

ProAssurance Investor Briefing | March 2023 18 Income Statement Highlights (12/31/22) Three Months Ended Year Ended December 31 2022 2021 2022 2021 Gross Premiums Written $ 224.5 $ 218.1 $ 1,104.0 $ 960.0 Net Premiums Earned $ 258.2 $ 273.1 $ 1,029.6 $ 971.7 Net Investment Result $ 27.8 $ 33.8 $ 100.9 $ 119.5 Net Investment Gains (Losses) $ 12.5 $ 4.1 $ (33.2) $ 24.3 Total Revenues $ 294.7 $ 313.1 $ 1,106.7 $ 1,124.4 Net Losses and Loss Adjustment Expenses $ 191.6 $ 197.2 $ 776.8 $ 752.2 Underwriting, Policy Acquisition & Operating Expenses $ 77.6 $ 67.8 $ 307.3 $ 268.2 Gain on bargain burchase $ — $ — $ — $ 74.4 Net Income (Loss) (Includes Realized Investment Gains & Losses) $ 13.9 $ 32.1 $ (0.4) $ 144.1 Non-GAAP Operating Income (Loss) $ 3.5 $ 33.4 $ 24.5 $ 75.9 Non-GAAP Operating Income (Loss) per Diluted Share $ 0.06 $ 0.62 $ 0.45 $ 1.40 In millions, except per share data | Subject to rounding

ProAssurance Investor Briefing | March 2023 19 Current Accident Year Net Loss Ratio 79.6% 82.2% 83.1% 87.5 % Effect of Prior Accident Year Reserve Development (1.5%) (6.2%) (3.9%) (4.7%) Net Loss Ratio 78.1% 76.0% 79.2% 82.8 % Underwriting Expense Ratio 25.6% 17.6% 25.0% 18.4 % Combined Ratio 103.7% 93.6% 104.2% 101.2 % Specialty P&C Financial Highlights (12/31/22) Three Months Ended Year Ended December 31 2022 2021 2022 2021 Gross Premiums Written $ 173.2 $ 166.1 $ 836.6 $ 681.5 Net Premiums Earned $ 195.5 $ 207.0 $ 769.8 $ 695.0 Total Revenues $ 196.7 $ 207.6 $ 774.8 $ 698.4 Net Losses & Loss Adjustment Expenses $ (152.6) $ (157.3) $ (609.9) $ (575.2) Underwriting, Policy Acquisition & Operating Expenses $ (50.1) $ (36.3) $ (192.4) $ (127.7) Segment Results $ (6.0) $ 14.0 $ (27.5) $ (4.5) In millions, except ratios | Subject to rounding

ProAssurance Investor Briefing | March 2023 20 Workers’ Compensation Insurance Financial Highlights (12/31/22) Three Months Ended Year Ended December 31 2022 2021 2022 2021 Gross Premiums Written $ 47.8 $ 45.8 $ 247.1 $ 240.5 Net Premiums Earned $ 41.9 $ 41.7 $ 166.4 $ 164.6 Total Revenues $ 42.4 $ 42.2 $ 168.6 $ 166.8 Net Losses & Loss Adjustment Expenses $ (28.1) $ (29.4) $ (111.4) $ (114.7) Underwriting, Policy Acquisition & Operating Expenses $ (13.9) $ (13.9) $ (54.7) $ (52.4) Segment Results $ 0.3 $ (1.1) $ 2.4 $ (0.3) Current Accident Year Net Loss Ratio 71.8% 74.0% 71.8% 74.0 % Effect of Prior Accident Year Reserve Development (4.8%) (3.6%) (4.8%) (4.3%) Net Loss Ratio 67.0% 70.4% 67.0% 69.7 % Underwriting Expense Ratio 33.2% 33.3% 32.9% 31.8 % Combined Ratio 100.2% 103.7% 99.9% 101.5 % In millions, except ratios | Subject to rounding

ProAssurance Investor Briefing | March 2023 21 Segregated Portfolio Cell Reinsurance Financial Highlights (12/31/22) Three Months Ended Year Ended December 31 2022 2021 2022 2021 Gross Premiums Written $ 16,055 $ 15,395 $ 78,937 $ 71,850 Net Premiums Earned $ 16,463 $ 16,188 $ 69,810 $ 63,688 Net Investment Income $ 412 $ 194 $ 1,029 $ 814 Net Gains (Losses) $ 1,159 $ 1,308 $ (3,067) $ 4,080 Other Income (Loss) $ 1 $ — $ 2 $ 3 Net Losses & Loss Adjustment Expenses $ (7,141) $ (6,009) $ (39,310) $ (32,569) Underwriting, Policy Acquisition & Operating Expenses $ (5,114) $ (6,556) $ (20,316) $ (21,635) SPC U.S. Federal Income Tax Expense $ (335) $ (656) $ (1,759) $ (1,947) SPC Net Results $ 5,445 $ 4,469 $ 6,389 $ 12,434 Segregated Portfolio Cell Dividend (Expense)/Income $ (4,976) $ (4,124) $ (6,673) $ (10,050) Segment Results $ 469 $ 345 $ (284) $ 2,384 In thousands, except ratios | Subject to rounding Current Accident Year Net Loss Ratio 58.2% 69.5% 65.3% 67.1 % Effect of Prior Accident Year Reserve Development (14.8%) (32.4%) (9.0%) (16.0%) Net Loss Ratio 43.4% 37.1% 56.3% 51.1 % Underwriting Expense Ratio 31.1% 40.5% 29.1% 34.0 % Combined Ratio 74.5% 77.6% 85.4% 85.1%

ProAssurance Investor Briefing | March 2023 22 Lloyd’s Segment Financial Highlights (12/31/22) Three Months Ended Year Ended December 31 2022 2021 2022 2021 Gross Premiums Written $ 3.5 $ 6.3 $ 20.2 $ 38.0 Net Premiums Earned $ 4.4 $ 8.1 $ 23.6 $ 48.4 Total Revenues $ 4.2 $ 8.7 $ 23.3 $ 51.5 Net Losses & Loss Adjustment Expenses $ (3.8) $ (4.6) $ (16.1) $ (29.8) Underwriting, Policy Acquisition & Operating Expenses $ (1.3) $ (2.7) $ (7.4) $ (18.0) Segment Results $ (0.9) $ 1.4 $ (0.2) $ 3.7 Current Accident Year Net Loss Ratio 35.0% 38.7% 37.2% 51.9 % Effect of Prior Accident Year Reserve Development 51.1% 17.5% 31.1% 9.7 % Net Loss Ratio 86.1% 56.2% 68.3% 61.6 % Underwriting Expense Ratio 30.3% 33.7% 31.4% 37.1 % Combined Ratio 116.4% 89.9% 99.7% 98.7 % In millions, except ratios | Subject to rounding

ProAssurance Investor Briefing | March 2023 23 Corporate Segment Financial Highlights (12/31/22) Three Months Ended Year Ended December 31 2022 2021 2022 2021 Net investment income $ 28.3 $ 18.3 $ 94.4 $ 67.7 Equity in earnings (loss) of unconsolidated subsidiaries $ (1.1) $ 15.0 $ 4.9 $ 49.0 Net investment gains (losses) $ 2.3 $ 2.5 $ (38.1) $ 20.0 Other income $ (4.2) $ 1.7 $ 6.2 $ 5.5 Operating expenses $ 8.1 $ 7.6 $ 34.7 $ 26.6 Interest expense $ 5.5 $ 5.5 $ 20.4 $ 19.7 Income tax expense / (benefit) $ 0.8 $ 3.3 $ (5.4) $ 4.7 Segment results $ 11.0 $ 21.3 $ 17.7 $ 91.2 In millions | Subject to rounding

ProAssurance Investor Briefing | March 2023 24 YTD 2022 Net Investment Result and Equity Rollforward Data shown in thousands ($ in millions) 12/31/2022 12/31/2021 Change Net Investment Income Fixed maturities $ 93,736 $ 74,437 $ 19,299 Equities 3,706 2,539 1,167 Short-term investments including Other 5,681 1,969 3,712 BOLI 1,141 2,698 (1,557) Investment fees and expenses (8,292) (11,121) 2,829 Net investment income 95,972 70,522 25,450 Equity in Earnings (Loss) of Unconsolidated Subsidiaries All other investments, primarily investment fund LPs/LLCs 11,954 64,031 (52,077) Tax credit partnerships (7,066) (15,057) 7,991 Equity in earnings (loss) 4,888 48,974 (44,086) Net investment result $ 100,860 $ 119,496 $ (18,636) 2022 Beginning Equity $1,428,387 Employee Stock Transactions 4,979 Earnings (402) Dividends (10,803) Treasury Stock (3,252) Unrealized G/L (314,891) Total Equity $1,104,018

ProAssurance Investor Briefing | March 2023 25 Lloyd’s of London Syndicates ProAssurance Funds at Lloyd’s (FAL) $24.8 Million 1 Property Insurance (All Other - Mainly US) 28% Casualty (Mainly US) 28% Catastrophe Reinsurance (Excess of Loss) 15% Specialty 8% Facility (US) 6% General Liability (US) 4% Contingency 5% All Other Reinsurance (Mainly US) 6% 2022 Premium Distribution Dale Underwriting Partners Independent, Owner-Managed Syndicate at Lloyd’s Syndicate 1729 61312 PRA Participation 5% N/A PRA share of 2022 Underwriting Capacity $13M N/A • Invest alongside a recognized leader in Duncan Dale • Lloyd’s provides universal distribution and licensures • Westernization of international healthcare professional liability provides opportunities in new markets 1 Comprised of investment securities, cash, and cash equivalents deposited with Lloyd's as of 12/31/2022. 2 For the 2022 underwriting year, and effective January 1, 2022, Syndicate 6131 ceased underwriting on a quota share basis with Syndicate 1729. Its business will be retained within Syndicate 1729. Due to the quarter lag, this was first reflected in our results in Q2 2022. Subject to rounding Premium percentages reflect 100% of the Syndicates’ premiums written, and not solely ProAssurance’s participation.

ProAssurance Investor Briefing | March 2023 26 Investment Philosophy & Portfolio Total Investments $4.39 Billion 12/31/2022 Subject to rounding Details of our investment portfolio are available on our website at https://investor.proassurance.com/financial-information/quarterly-investment-supplements/default.aspx 29% 12% 10%9% 8% 6% 8% 6% 5% 3% 4% AAA A A+ BBB+ Below Investment Grade or Not Rated BBB A- AA- AA AA+ BBB- ABS 23% BOLI 2% Bond Funds 3% Corporate 40% Fixed Maturies Trading 1% Other 3% Short Term 7% Private Equity 3% Private Credit 3% State/Muni 10% Real Estate 1% US Govt/Agency 5% Fixed Maturity Credit Quality Portfolio Statistics 4Q22 4Q21 Avg Income Yield 2.5% 2.3% Wtd Avg Duration 3.27 3.51 Commentary • Effective stewardship of capital ensures a position of financial strength through turbulent market cycles • Optimizing our allocations for better risk-adjusted returns. Ensures non-correlation of returns • Ongoing analysis of holdings to ensure lasting quality and profitability

ProAssurance Investor Briefing | March 2023 27 Combined Tax Credits Portfolio Detail & Projections This column represents our current estimated schedule of tax credits that we expect to receive from our tax credit partnerships. The actual amounts of credits provided by the tax credit partnerships may prove to be different than our estimates. These tax credits are included in our Tax Expense (Benefit) on our Income Statement (below the line) and result in a Tax Receivable (or a reduction to a Tax Liability) on our Balance Sheet. GAAP Income/(Loss) Tax Provision Impact on from Operations, after Impairment Earnings Disposition & Impairment 2023 $ 51,338 (3,315,731) (371,517) (1,067,819) (2,247,913) 2024 $ 51,338 (1,589,628) (38,350) (372,171) (1,217,457) 2025 $ 41,159 (766,868) (21,466) (182,508) (584,360) 2026 $ 25,734 (172,836) (2,684) (38,980) (133,857) 2027 $ - (635,790) 7 (133,508) (502,282) 2028 $ - - - - - Year Capital Total Credits Contributions

ProAssurance Investor Briefing | March 2023 28 Forward Looking Statements Non-GAAP Measures This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors. This presentation contains Non-GAAP measures, and we may reference Non-GAAP measures in our remarks and discussions with investors. The primary Non-GAAP measure we reference is Non-GAAP operating income (loss), a Non-GAAP financial measure that is widely used to evaluate performance within the insurance sector. In calculating Non-GAAP operating income (loss), we have excluded the after-tax effects of net realized investment gains or losses and guaranty fund assessments or recoupments that do not reflect normal operating results. We believe Non-GAAP operating income presents a useful view of the performance of our insurance operations, but should be considered in conjunction with net income (loss) computed in accordance with GAAP. A reconciliation of these measures to GAAP measures is available in our regular reports on Forms 10-Q and 10-K and in our latest quarterly news release, all of which are available in the Investor Relations section of our website, Investor.ProAssurance.com. IMPORTANT SAFE HARBOR & NON-GAAP NOTICES

© ProAssurance Corporation. All rights reserved. MAILING ADDRESS: ProAssurance Corporation 100 Brookwood Place Birmingham, AL 35209 CONTACT: Jason Gingerich VP of Investor Relations 512.879.5101 JasonGingerich@ProAssurance.com